                                                     October 9, 2003

Great Wall Acquisition Corporation
660 Madison Avenue, 15th Floor
New York, New York 10021

Broadband Capital Management LLC
805 Third Avenue
15th Floor
New York, New York 10022

                  Re: Initial Public Offering

Gentlemen:

                  The undersigned, a stockholder of Great Wall Acquisition
Corporation ("GWAC"), in consideration of Broadband Capital Management LLC
("Broadband") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of GWAC ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 9 hereof):

                  1. If GWAC solicits approval of its stockholders of a Business
Combination, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares.

                  2. In the event that GWAC fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will vote all
Insider Shares owned by the undersigned in favor of GWAC's decision to liquidate. The undersigned waives any and all rights he may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to the undersigned's Insider Shares.

                  3. The undersigned acknowledges and agrees that the SPAC will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless GWAC obtains an opinion from an independent investment banking firm that the business combination is fair to
GWAC's stockholders from a financial perspective.

Great Wall Acquisition Corporation
Broadband Capital Management LLC
October 9, 2003

                  4. The undersigned will not be entitled to receive and will not accept any compensation for services rendered to GWAC prior to the consummation of the Business Combination; provided that, commencing on the
Effective Date, Sherleigh Associates LLC, a limited liability company ("Related
Party"), shall be allowed to charge GWAC an allocable share of Related Party's overhead, up to $500 per month, to compensate it for GWAC's use of Related
Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from GWAC for their out-of-pocket expenses incurred in connection with seeking and consummating a Business
Combination.

                  5. The undersigned will not be entitled to receive and will not accept a finder's fee or any other compensation in the event the undersigned originates a Business Combination.

                  6. The undersigned will escrow its Insider Shares for the
three year period commencing on the Effective Date subject to the terms of a
Stock Escrow Agreement which GWAC will enter into with the undersigned and
Continental Stock Transfer & Trust Company as escrow agent.

                  7. The undersigned's Questionnaire furnished to GWAC and
Broadband and annexed as Exhibit A hereto is true and accurate in all respects.
The undersigned represents and warrants that he:

         (a) is not subject to, or a respondent in any legal action for, any injunction,
cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction other than as provided for in Exhibit B;

         (b) has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and is not currently a defendant in any such criminal proceeding; and

         (c) has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

Great Wall Acquisition Corporation
Broadband Capital Management LLC
October 9, 2003

                  8. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement.

                  9. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by GWAC; (ii)
"Insiders" shall mean all officers, directors and stockholders of GWAC immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of GWAC owned by an Insider prior to the IPO; and (iv)
"IPO Shares" shall mean the shares of Common Stock issued in GWAC's IPO.

                  10. The undersigned hereby agrees that any action, proceeding or claim against the undersigned arising out of or relating in any way to this
Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and
irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive.
The undersigned hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenience forum.

                                   Jack Silver
                                   ------------------------------
                                   Print Name of Insider

                                   /s/ Jack Silver
                                   ------------------------------
                                   Signature